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Scudder Variable Series II


Scudder Government & Agency Securities Portfolio

Supplement to the currently effective prospectus


The following revises "The portfolio managers" section of the prospectus:

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio's management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of investment professionals who collaborate to implement the portfolio's investment strategy. The team is led by a lead portfolio manager who is responsible for developing the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

William Chepolis, CFA                                     Jan C. Faller, CFA
Managing Director of Deutsche Asset Management            Managing Director of Deutsche Asset Management
and Lead Portfolio Manager of the portfolio.              and Portfolio Manager of the portfolio.
  o Joined Deutsche Asset Management in 1998 after          o Joined Deutsche Asset Management in 1999 and
    13 years of experience as vice president and              the portfolio in 2005 after nine years of
    portfolio manager for Norwest Bank where he managed       experience as investment manager for PanAgora Asset
    the bank's fixed income and foreign exchange              Management and banking officer for Wainwright Bank
    portfolios.                                               & Trust Co.
  o Senior Mortgage Backed Portfolio Manager: New York.     o Portfolio manager for Enhanced Strategies & Mutual
  o Joined the portfolio in 2002.                             Funds Group: New York.
  o BIS, University of Minnesota.                           o BA, Westmont College; MBA, Amos Tuck School,
                                                              Dartmouth College.

The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.















               Please Retain This Supplement for Future Reference





September 15, 2005